SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

21. SUBSEQUENT EVENTS

The Company has entered into an option to purchase agreement with an independent third party purchaser for the sale of one of its leasehold industrial property for SGD7,393,000 (US$5,480,000) with the completion date of the transaction expected to occur by August 31, 2025. Completion of this sale is conditioned mainly upon complying with the terms and conditions in obtaining consent from the lessor of the property to the sale, transfer and/or assignment of the property and the unexpired leasehold interest in the property to the purchaser.

Except for the above, the Company has assessed all events from December 31, 2024 through the date that these consolidated financial statements are available to be issued, there are not any material subsequent events that require disclosure in these consolidated financial statements other than events detailed below.